LOSS PER SHARE (Tables)	9 Months Ended	12 Months Ended
	Jun. 30, 2022	Sep. 30, 2021
Earnings Per Share [Abstract]
SCHEDULE OF BASIC AND DILUTED LOSS PER SHARE
	2022	2021

Net loss	$(1,729,012)	$(460,316)
Weighted average common shares outstanding	1,411,734	676,470

Basic and diluted loss per share	$(1.23)	$(0.68)

	2021	2020

Net loss	$(1,245,057)	$(1,249,202)
Weighted average common shares outstanding	678,958	667,069

Basic and diluted loss per share	$(1.83)	$(1.87)